UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27804
(Address of principal executive offices)  (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: March 31

Date of reporting period: September 30, 2021

Item 1. REPORTS TO STOCKHOLDERS.

Semi-Annual Report 2021
For the fiscal period from April 1, 2021 through September 30, 2021
(Unaudited)

Matisse Discounted Closed-End Fund
Strategy

Institutional Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Matisse Discounted Closed-End Fund Strategy (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Matisse Discounted Closed-End Fund Strategy is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Matisse Discounted Closed-End Fund Strategy, including its principals, and Capital Investment Group, Inc.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Matisse Discounted Closed-End Fund Strategy (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at https://docs.ncfunds.com/Matisse or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Matisse Discounted Closed-End Fund Strategy:

See Our Web sites @ matissecap.com
or
Call Our Shareholder Services Group at 800-773-3863.

(Unaudited)

Dear MDCEX Shareholder:

Enclosed please find the Semi‐Annual Report for the Matisse Discounted Closed‐End Fund Strategy (MDCEX; hereafter the “Fund”) for the period ending September 30th, 2021. The Fund launched on October 31st, 2012.

We are pleased with the Fund’s performance over the past 6 months, both absolutely and in relative terms. Three major factors contributed during the six‐month period to the Fund’s performance relative to these indexes:

1.
Most closed‐end fund discounts narrowed, and NAVs increased. For the 6‐month period, the average closed‐end fund saw its discount narrow by 1.5%. Specifically for our portfolio of Closed‐End Funds (“CEFs”), discount movement/capture within the Fund contributed 75 bps to our total return.

2.
Offsetting the benefit from narrowing closed‐end fund discounts, our exposures to Foreign and Value were a relative performance drag, as the Russell 1000 Value underperformed the Russell 1000 Growth by about 9 percentage points, and the MSCI EAFE index underperformed the S&P 500 by about 4 percentage points (for the period of 3/31/21 to 9/30/21). Our overweight to these areas cost us approximately 2 percentage points of relative performance.

3.
Our exposure to the Energy sector was a positive factor. The continuation of the strong rebound in oil prices helped lead to a 9% gain for large‐cap energy names and a 14% gain for MLPs (from 3/31/21 to 9/30/21). Our energy and commodity holdings as a group contributed about 3 percentage points to our return for the 6 months.

Average Annual Total Returns

Period ended September 30, 2021	Six Months	One Year	Five Year Annualized	Annualized Since Inception 10/31/2012
MDCEX	+8.18%	+42.66%	+9.14%	+7.69%
S&P 500 Index	+9.18%	+30.00%	+16.89%	+15.60%
S‐Network Composite Closed‐ End Fund Total Return Index	+6.54%	+26.67%	+9.04%	+7.70%
S&P Target Risk Moderate Index	+3.41%	+10.94%	+7.20%	+6.55%
MSCI EAFE Total Return Index	+4.70%	+25.73%	+8.81%	+7.46%
Barclays US Aggregate Bond Total Return Index	+1.88%	‐0.90%	+2.94%	+2.78%

Returns longer than one year are annualized. The performance information quoted represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance current to most recent month-end, please send a request to info@matissecap.com, or call Shareholder Services at 1-800-773-3863. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. There is no guarantee that the Fund will pay or continue to pay distributions.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus is 2.99% dated August 1, 2021. The Total Annual Fund Operating Expense is required to include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies. The Advisor has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (vi) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25% of the average daily net assets of the Fund. The Expense Limitation Agreement runs through July 31, 2022 and may be terminated by the Board of Trustees of the Fund at any time. “Acquired Fund Fees and Expenses” include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies, do not affect a Fund’s actual operating costs, and therefore are not included in the Fund’s financial statements, which provide a clearer picture of a Fund’s actual operating costs. The Advisor cannot recoup from the fund any amounts paid to the Advisor under the expense limitation agreement. However, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to expenses that are not waived under the Expense Limitation Agreement.

Management Outlook
Fresh, dry powder. Great for skiing, great for duck hunting and, in our opinion, a good idea for closed‐end fund (“CEF”) investing today. Over the past few months, we’ve slowly harvested primarily long‐term gains on CEFs we purchased in the panic of March/April 2020 at tremendous discounts, as those funds have now narrowed back to normal, and, in many cases, beyond. For now, we’re choosing to keep most of the proceeds in cash, preparing for future discount opportunities. As of September 30, 2021, we are holding net 28% Fund‐level cash.

Of course, we continue to maintain a highly diversified portfolio with 48 holdings as of the fiscal period ended September 30, 2021. Energy remains our largest sector exposure, but it is only 14% of the Fund. Given our large cash position, our net equity exposure stands at 57%, with about 30% of that foreign.

From a discount perspective, we believe the closed‐end funds that remain in our portfolio are very, very cheap. In fact, on a weighted average basis, our CEFs trade at a 20.9% discount to their NAVs (compare that to the 17.5% average discount as of 3/31/21, or to the average 14.4% discount since our audited composite track record began in 2006)! However, the average closed‐end fund in the universe is not very cheap. Hence the dry powder. Other than International Equity, and Master Limited Partnerships (“MLPs”), every major sector of the CEF universe trades at a narrower discount than its historical average. The average CEF universe discount of 2.3% compares to its 4.9% average since 2006. While this type of environment has not always led to immediate discount widening (read “buying opportunity”), right now we feel more inclined to defend our higher recent returns, than to reach for extra returns behind the couch cushions.

A legitimate follow‐up question from our investors, of course, is “why should we invest in MDCEX when you are not fully invested yourself?”

Part of our response is that our portfolio, as discussed above, is full of very attractively discounted funds. Even with a significant cash stake, if we are correct about the direction of discounts for our holdings, we believe returns for the Fund could be great.

A second part of the response is that we are a Tactical Allocation fund. We feel investors are paying in part for our expertise in this niche market of CEFs. When the next broad‐based discount opportunity occurs in CEFs, it may come and go very quickly. We believe remaining invested in our Fund ensures that, if we take advantage of that opportunity profitably, our investors will as well.

Finally, exiting our Fund would mean finding something else to go into. Stocks, by and large, are very expensive on a PE basis1. Bonds yield very little. MDCEX continues to pay a generous cash distribution (though there is of course no guarantee it will continue at the same level), and may be one of the only places investors can currently pay 80 cents per dollar of NAV.

Another key question: is the CEF market poised to plummet imminently? In our opinion, no, not if history is a guide. Historically speaking, discount tops in the closed‐end fund market have typically manifested as long periods of meandering, narrower‐than‐average discounts followed by a sharp discount blowout which has tended to coincide with downside volatility across several other risk markets. Discount bottoms, on the other hand, have tended to be sharp and short‐lived, and have typically been marked by major socio‐economic events (the tech wreck of the early 2000s, the mortgage crisis of 2008, and the more recent COVID‐19 crisis).

For example, consider that after recovering from late 2008 levels, the CEF universe averaged a 2.1% discount from 1/31/2010 to 6/30/2013! That is a three‐and‐a‐half‐year period where average discounts maintained a level narrower than they are currently. So, someone who sells completely out of a discount focused CEF strategy like MDCEX may have to wait a very long time before they feel it is clear they should get back in. And then, of course, they’d need to also have the discipline to re‐enter the strategy when short‐term performance is poor (and they might have to execute that re‐entry quickly). All in all, our management team is going to retain our large personal investments in our funds, and we hope our investors do the same.

We have previously noted (and continue to believe) that one important advantage for closed‐end funds, in general (as we consider the overall outlook for the Fund) is today’s low interest rates. Back in 2008, the 10‐year US treasury yield never fell below 2.00%. As of September 30, 2021, the 10‐year US treasury yield was 1.49%. In our view, the structural advantages of closed‐end funds (easy and cheap borrowing paired with high and largely sustainable cash distributions) will eventually be found by an increasing number of investors who ignore closed‐end funds now. Investors have a desire for yield and closed‐end funds may eventually become a mainstream and common option to satisfy investor’s income needs. If this trend is realized, then discounts could ultimately narrow for secular reasons for years to come. In our opinion, it makes closed‐end fund investing that much more exciting.

Despite COVID‐19, the US stock market had a great year in 2020 and has continued to move higher in 2021. The forward PE of the S&P 500 now stands at 21, well above its average of 18 over the past 30 years (and the trailing PE2 is an astonishing 25). The open question is whether the strong economic growth we are seeing is sustainable (juiced as it is by massive government spending and artificially low interest rates), and whether it is sufficient to support stock prices at current levels or potentially drive them higher.

Our largest position in the Fund continues to be Pershing Square Holdings (PSH NA), an 8.2% position for the Fund at September 30, 2021. This closed‐end fund’s shares trade overseas (London and Amsterdam), but it is managed by US hedge fund manager Bill Ackman and contains mostly high‐quality US stocks. Despite excellent underlying performance (a 95% at‐NAV return over the past two years, helped by some timely March 2020 hedging), fund and manager share purchases, and a regular quarterly dividend, the fund still trades at a very high 29% discount to NAV at quarter‐end. We expect this discount will not persist for long.

1 Price to Earnings Ratio (PE) shows what the market is willing to pay today for a stock based on its past or future earnings.

There are other, similar deals across the Fund’s underlying portfolio, including one trading at less than half of its NAV.

A New Fund in the Matisse Funds Family
Effective April 30th, 2020, Matisse launched our second mutual fund, the Matisse Discounted Bond CEF Strategy (MDFIX). Within it, we apply our discount‐focused strategy to Bond CEFs specifically. Though past performance is no guarantee of future results, we think MDFIX has had a great start. Please visit https://www.matissecap.com/funds to view the most recent performance for MDFIX, or visit our Investor Documents page to download literature, forms, and reports.

We appreciate your interest in, and investment in, the Fund. We’ll continue to keep you updated on the important developments we see in the misunderstood, retail‐dominated world of closed‐end funds. Check out https://www.matissecap.com/funds for updates, and feel free to contact us at 503‐210‐3005 to discuss the Matisse Discounted Closed‐End Fund Strategy (MDCEX) and our investment approach.

Sign Up for Matisse Funds Emails
Earlier this year, we improved the way we distribute our email communications about Matisse Funds. To receive future communications on our funds (including performance updates and market commentary) make sure to sign up for our email list at: www.matissecap.com/funds/sign‐up.

Sincerely,
Eric Boughton, CFA	Bryn Torkelson
Portfolio Manager & Chief Analyst	President & CIO
Matisse Capital	Matisse Capital

(RMCAT1121011)

Matisse Discounted Closed-End Fund Strategy

Schedule of Investments
(Unaudited)

As of September 30, 2021
	Shares	Value (Note 1)

CLOSED-END FUNDS - 70.75%
Aberdeen Japan Equity Fund, Inc.	251,000	$2,447,250
Aberdeen Standard Global Infrastructure Income Fund	43,674	870,423
Adams Diversified Equity Fund, Inc.	578,000	11,444,400
ASA Gold and Precious Metals Ltd.	304,899	5,759,542
Boulder Growth & Income Fund, Inc.	381,000	4,994,910
Calamos Long/Short Equity & Dynamic Income Trust	131,692	2,679,932
Center Coast Brookfield MLP & Energy Infrastructure Fund	126,071	1,753,648
Central and Eastern Europe Fund, Inc.	30,656	885,039
Central Securities Corp.	260,000	10,985,000
ClearBridge Energy Midstream Opportunity Fund, Inc. (a)	276,900	6,050,265
Dividend and Income Fund	352,086	5,133,414
Eagle Capital Growth Fund, Inc.	84,396	792,613
Ecofin Sustainable and Social Impact Term Fund	320,249	4,461,069
First Trust Dynamic Europe Equity Income Fund	41,600	536,224
General American Investors Co., Inc.	119,995	5,166,985
Goldman Sachs MLP Energy and Renaissance Fund	125,730	1,352,855
Highland Global Allocation Fund	621,023	5,645,099
Highland Income Fund	1,233,000	13,279,410
Japan Smaller Capitalization Fund, Inc. (a)	366,090	3,313,114
Kayne Anderson Energy Infrastructure Fund	163,189	1,305,512
Kayne Anderson NextGen Energy & Infrastructure, Inc.	1,175,150	8,555,092
Macquarie Global Infrastructure Total Return Fund, Inc.	119,100	2,776,221
Morgan Stanley China A Share Fund, Inc.	278,486	5,845,421
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	876,308	5,126,402
Morgan Stanley India Investment Fund, Inc.	255,680	7,054,211
Neuberger Berman MLP & Energy Income Fund, Inc.	1,166,605	5,751,363
NexPoint Strategic Opportunities Fund	708,000	9,848,280
Pershing Square Holdings Ltd.	747,000	26,630,550
PIMCO Energy & Tactical Credit Opportunities Fund	510,000	6,227,100
Principal Real Estate Income Fund	116,000	1,705,200
RMR Mortgage Trust	283,336	2,921,194
Royce Micro-Cap Trust, Inc.	277,831	3,172,830
Salient Midstream & MLP Fund (a)	501,000	3,181,350
Tetragon Financial Group Ltd.	1,027,007	9,386,844
The China Fund, Inc.	76,646	1,949,108
The Cushing MLP & Infrastructure Total Return Fund	43,957	1,397,393
The Gabelli Global Small and Mid Cap Value Trust	115,274	1,836,453
The Gabelli Healthcare & WellnessRx Trust	196,463	2,595,276
The GDL Fund	178,000	1,598,440
The New Ireland Fund, Inc.	86,685	1,067,959
The Swiss Helvetia Fund, Inc.	284,000	2,607,120
The Taiwan Fund, Inc.	84,300	2,968,203
* Third Point Investors Ltd.	516,463	15,184,012
Tortoise Energy Infrastructure Corp. (a)	264,700	7,173,370

		(Continued)

Matisse Discounted Closed-End Fund Strategy

Schedule of Investments - Continued
(Unaudited)

As of September 30, 2021
		Shares	Value (Note 1)

CLOSED-END FUNDS - Continued
Tortoise Midstream Energy Fund, Inc.		169,891	$4,904,753
Tortoise Pipeline & Energy Fund, Inc.		6,000	143,700
Vertical Capital Income Fund		109,890	1,152,746

Total Closed-End Funds (Cost $156,924,241)			231,617,295

PREFERRED STOCK - 1.02%
Financials - 1.02%
NexPoint Strategic Opportunities Fund		151,000	3,344,650

Total Preferred Stock (Cost $2,656,828)			3,344,650

SHORT-TERM INVESTMENT - 26.22%
§	Fidelity Institutional Money Market Funds - Government Portfolio, 0.01%	85,860,232	85,860,232

Total Short-Term Investment (Cost $85,860,232)			85,860,232

Investments, at Value (Cost $245,441,301) - 97.99%			$320,822,177

Other Assets Less Liabilities - 2.01%			6,568,942

Net Assets - 100.00%			$327,391,119

(a)	Securities pledged as collateral for margin/borrowings.
* Non-income producing investment
§ Represents 7 day effective SEC yield
The following acronyms or abbreviations are used in this Schedule:
MLP - Master Limited Partnership
ETF - Exchange-Traded Fund

Summary of Investments
	% of Net
	Assets	Value
Closed-End Funds	70.75%	$231,617,295
Preferred Stock:
Financials	1.02%	3,344,650
Short-Term Investment	26.22%	85,860,232
Other Assets Less Liabilities	2.01%	6,568,942
Total Net Assets	100.00%	$327,391,119

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Assets and Liabilities
(Unaudited)

As of September 30, 2021

Assets:
Investments, at value (cost $245,441,301)	$320,822,177
Due from Custodian	312,917
Receivables:
Investments sold	6,391,983
Fund shares sold	713
Dividends and interest	187,291
Prepaid Expenses:
Insurance fees	1,681
Registration and filing expenses	1,081
Trustee fees and meeting expenses	949

Total assets	327,718,792

Liabilities:
Accrued expenses:
Advisory fees	272,671
Professional fees	19,902
Shareholder fulfillment expenses	16,122
Custody fees	9,780
Administration fees	6,219
Miscellaneous expenses	1,007
Security pricing fees	868
Compliance fees	460
Fund accounting fees	458
Transfer agent fees	186

Total liabilities	327,673

Net Assets	$327,391,119

Net Assets Consist of:
Paid in Interest	$241,667,354
Distributable earnings	85,723,765

Net Assets	$327,391,119

Institutional Class shares outstanding, no par value (unlimited authorized shares)	36,038,659
Net Assets	$327,391,119
Net Asset Value, Maximum Offering Price, and Redemption Price Per Share	$9.08

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Operations
(Unaudited)

For the fiscal period ended September 30, 2021

Investment Income:
Dividends	$5,747,857

Total Investment Income	5,747,857

Expenses:
Advisory fees (note 2)	1,682,156
Administration fees (note 2)	151,585
Custody fees (note 2)	32,361
Registration and filing expenses	30,791
Fund accounting fees (note 2)	30,533
Professional fees	26,352
Shareholder fulfillment expenses	12,627
Transfer agent fees (note 2)	10,687
Compliance fees (note 2)	6,405
Trustee fees and meeting expenses (note 3)	5,544
Interest expenses (note 8)	4,257
Security pricing fees	4,026
Insurance fees	2,433
Miscellaneous expenses (note 2)	2,196

Total Expenses	2,001,953

Net Investment Income	3,745,904

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain from:
Investments	19,475,756
Capital gain distributions from underlying funds	43,905
Total net realized gain	19,519,661

Net change in unrealized depreciation on investments	(12,119,357)

Net Realized and Unrealized Gain on Investments	7,400,304

Net Increase in Net Assets Resulting from Operations	$11,146,208

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statements of Changes in Net Assets
			September 30,	March 31,
For the fiscal year or period ended			2021 (a)	2021

Operations:
Net investment income			$7,476,545	$5,221,008
Net realized gain from investment transactions			19,475,756	16,837,682
Capital gain distributions from underlying funds			43,905	3,975,077
Net change in unrealized appreciation (depreciation) on investments			(12,119,357)	98,792,615

Net Increase in Net Assets Resulting from Operations			14,876,849	124,826,382

Distributions to Shareholders:
Institutional Class Shares			(14,505,777)	(29,796,628)

Decrease in Net Assets Resulting from Distributions			(14,505,777)	(29,796,628)

Beneficial Interest Transactions:
Shares sold			7,755,214	51,612,347
Reinvested dividends and distributions			25,245,387	28,368,892
Shares repurchased			(30,901,553)	(25,496,026)

Increase from Beneficial Interest Transactions			2,099,048	54,485,213

Net Increase in Net Assets			2,470,120	149,514,967

Net Assets:
Beginning of Period			324,920,999	175,406,032
End of Period			$327,391,119	$324,920,999

	September 30,		March 31,
	2021 (a)		2021

Share Information:
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	816,686	$7,755,214	7,037,331	$51,612,347
Reinvested dividends and distributions	2,732,500	25,245,387	3,504,888	28,368,892
Shares repurchased	(3,252,619)	(30,901,553)	(3,296,988)	(25,496,026)
Net Increase in Shares of
Beneficial Interest	296,567	$2,099,048	7,245,231	$54,485,213

(a) Unaudited.

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Financial Highlights
	Institutional Class Shares
For a share outstanding during each	September 30,		March 31,
of the fiscal years or period ended	2021	(f)	2021		2020		2019		2018

Net Asset Value, Beginning of Period	$ 9.09		$ 6.16		$ 10.09		$ 11.10		$ 10.36

Income (Loss) from Investment Operations
Net investment income (e)	0.22		0.16		0.28		0.20		0.13
Net realized and unrealized gain (loss)
on investments	0.18		3.67		(3.19)		0.31		0.99

Total from Investment Operations	0.40		3.83		(2.91)		0.51		1.12

Less Distributions:
Dividends (from net investment income)	(0.41)		(0.67)		(0.39)		(0.38)		(0.20)
Distributions (from capital gains)	-		(0.23)		(0.63)		(1.14)		(0.18)

Total Distributions	(0.41)		(0.90)		(1.02)		(1.52)		(0.38)

Net Asset Value, End of Period	$ 9.08		$ 9.09		$ 6.16		$ 10.09		$ 11.10

Total Return (a)	8.18%	(h)	64.68%		(32.01)%		6.53%		10.89%

Net Assets, End of Period (in thousands)	$327,391		$324,921		$175,406		$49,234		$94,049

Ratios of:
Interest Expense to Average Net Assets	0.00%	(d)(g)	0.02%		0.13%		0.14%		-
Gross Expenses to Average Net Assets (b)	1.18%	(g)	1.23%	(c)	1.66%	(c)	1.55%	(c)	1.33%
Net Expenses to Average Net Assets (b)	1.18%	(g)	1.23%	(c)	1.37%	(c)	1.38%	(c)	1.25%
Net Investment Income to Average
Net Assets (b)	(0.80)%	(g)	2.02%		3.04%		2.02%		1.19%

Portfolio turnover rate	2.97%	(h)	42.63%		101.38%		55.00%		71.82%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States, and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns from shareholder transactions.

(b)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.
(c) Includes interest expense.
(d) Less than 0.01% per share.
(e)	Calculated using the average shares method.
(f) Unaudited.
(g) Annualized.
(h) Not annualized.

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

1.  Organization and Significant Accounting Policies

The Matisse Discounted Closed-End Fund Strategy (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund’s investment advisor, Deschutes Portfolio Strategy, LLC, dba Matisse Capital, (the “Advisor”), seeks to achieve the Fund’s investment objective of long-term capital appreciation and income by investing in unaffiliated closed-end funds that pay regular periodic cash distributions, the interests of which typically trade at substantial discounts relative to their underlying net asset values.  The Fund will invest, under normal circumstances, at least 80% of net assets, plus borrowings, for investment purposes, in discounted closed-end funds.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the most recent bid and ask prices. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Investments in open-end investment companies are valued at their respective net asset values as reported by such investment companies.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.  The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares.  There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2021 for the Fund’s investments measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Closed-End Funds	$231,617,295	$231,617,295	$-	$-
Preferred Stock	3,344,650	3,344,650	-	-
Short-Term Investment	85,860,232	85,860,232	-	-
Total Assets	$320,822,177	$320,822,177	$-	$-

(a)	The Fund had no Level 3 securities as of the fiscal period ended September 30, 2021.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Distributions
The Fund may declare and distribute dividends from net investment income, if any, quarterly.  Distributions from capital gains, if any, are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.

Risk Considerations
Closed-End Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. First, the shares of closed-end funds frequently trade at a premium or discount relative to their net asset value. When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will a realize gain or loss on the investment. Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price. If a close-end fund uses leverage, increases and decreases in the value of its share price will be magnified. The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return. Third, many closedend funds have a policy of distributing a fixed percentage of net assets regardless of the fund’s actual interest income and capital gains. Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund’s net asset value and its earnings capacity. Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds. Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices. Fund of Funds Risk. The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds. Investments in other funds subject the Fund to additional operating and management fees and expenses. For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund’s performance depends in part upon the performance of the funds’ investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.

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Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

Fund of Funds Risk. The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds. Investments in other funds subject the Fund to additional operating and management fees and expenses. For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund’s performance depends in part upon the performance of the funds’ investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.

Control of Portfolio Funds Risk. Although the Fund and the Advisor will evaluate regularly each closed-end fund in which the Fund invests to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a closed-end fund. The investment advisor to each closed-end fund may change aspects of its investment strategies at any time. The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a closed-end fund.

Fixed Income Securities Risk. When the Portfolio Funds invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

COVID-19 and Other Infectious Illnesses Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious illness outbreaks that may arise in the future, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 or other infectious illnesses will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 or other infectious illnesses and the actions taken to contain COVID-19 or other infectious illnesses. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak, or any other infectious illness outbreak that may arise in the future, and its impact on the global economy cannot be determined with certainty.

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Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Equity Securities Risk. Fluctuations in the value of equity securities held by the Portfolio Funds will cause the NAV of the Fund to fluctuate. Equity securities may decline in price if the issuer fails to make anticipated dividend payments. Common stock is subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In 7 addition, equity securities have experienced significantly more volatility in returns than other asset classes.

Foreign Securities Risk. The Fund may invest in foreign securities. Foreign securities involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than investments in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

-
ADR Risk. ADRs may be subject to some of the same risks as direct investments in foreign companies, which includes international trade, currency, political, regulator, and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Quantitative Model Risk. Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Leverage Risk. The Fund may leverage or borrow money from banks to buy securities and pledge its assets in connection with the borrowing. Use of leverage tends to magnify increases and decreases in the Fund’s returns and leads to a more volatile share price. The Fund will also incur borrowing costs in connection with its use of leverage. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Leveraging by both the Fund and the underlying closed-end funds, which often employ leverage, will expose the Fund to a relatively high level of leverage risk. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

Loans Risk. Investments in loans may subject the Fund to heightened credit risks because loans may be highly leveraged and susceptible to the risks of interest deferral, default, and/or bankruptcy.

Management Style Risk. Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions. The returns from the types of investments purchased by the Fund (e.g., closed-end funds which pay regular periodic cash distributions) may at times be better or worse than the returns from other types of funds. Each type of investment tends to go through cycles of performing better or worse than the market in general. The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.

Money Market Mutual Fund Risk. The Fund may invest in money market mutual funds in order to manage its cash component. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

Portfolio Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

2.  Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.99% of the Fund’s average daily net assets.  For the fiscal period ended September 30, 2021, $1,682,156 in advisory fees were incurred by the Advisor.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25% of the average daily net assets of the Fund.  The current term of the Expense Limitation Agreement remains in effect until July 31, 2022.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter. The Advisor cannot recoup from the Fund any expenses paid by the Advisor under the Expense Limitation Agreement.

Administrator
The Fund pays a monthly fee to the Fund’s administrator, The Nottingham Company (“the Administrator”), based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month. As of September 30, 2021, the Administrator received $2,196 in miscellaneous expenses.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

A breakdown of these fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees	Fund Accounting Fees (asset-based fee)		Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate	(Average monthly)	Net Assets	Annual Rate	Per state
First $100 million	0.100%	First $200 million	0.020%	$2,250	First $50 million	0.02%	$150
Next $100 million	0.090%	Over $200 million	0.009%	$500/ additional class	Next $50 million	0.015%
Next $100 million	0.080%				Over $100 million	0.01%
Next $100 million	0.070%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $100 million	0.060%
Over $500 million	0.050%
Over $750 million	0.040%
Over $1 billion	0.030%

The Fund incurred $151,585 in administration fees, $32,361 in custody fees, and $30,533 in fund accounting fees for the fiscal period ended September 30, 2021.

Compliance Services
The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer.  The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor. For its services, the Distributor is entitled to receive compensation from the Fund pursuant to the Distributor’s fee arrangements with the Fund.

3.   Trustees and Officers

The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues.  The Trust reimbursed each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Additional fees were incurred during the period as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

Certain officers of the Trust may also be officers of the Administrator.

4.  Purchases and Sales of Investment Securities

For the fiscal period ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$8,782,539	$134,477,596

5.  Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on the federal income tax returns during the open years ended March 31, 2018 through March 31, 2021, and through the fiscal period ended September 30, 2021, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal period ended September 30, 2021, the Fund did not incur any interest or penalties.

Distributions during the year or period ended were characterized for tax purposes as follows:

	September 30, 2021	March 31, 2021
Ordinary Income	$ 14,505,777	$ 29,772,933
Tax-Exempt Income	-	23,695
Total Distribution	$ 14,505,777	$ 29,796,628

At September 30, 2021, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$245,441,301

Unrealized Appreciation	76,665,558
Unrealized Depreciation	(1,284,682)
Net Unrealized Appreciation	$75,380,876

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

6.  Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2021, Pershing LLC held 76.99% of the Fund.  The Fund has no knowledge as to whether all or any portion of the shares of record owned by Pershing LLC are also owned beneficially.

7.  Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

8.   Borrowings

The Fund established a borrowing agreement with Interactive Brokers LLC for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.

Interest is based on the Federal Funds rate plus 1.57% on the first $100,000, the Federal Funds rate plus 1.07% on the next $900,000, the Federal Funds rate plus 0.75% on balances between $1,000,000 and $3,000,000, and the Federal Funds rate plus 0.75% on balances greater than $3,000,000. The average borrowing during the fiscal period ended September 30, 2021 was $12,935,137, and the average interest rate during the same period was 0.73%.

Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund. The Fund had no borrowings as of the fiscal period ended September 30, 2021.  Total interest expense for the fiscal period was $4,257 as reflected in the Statement of Operations.

9.  Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

Matisse Discounted Closed-End Fund Strategy

Additional Information (Unaudited)

As of September 30, 2021

1.	Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal period.  The following information is provided for the Fund’s fiscal period ended September 30, 2021.

During the fiscal period, the Fund paid $776,188 in income distributions but no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period from April 1, 2021 through September 30, 2021.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information (Unaudited)

As of September 30, 2021

Institutional Class Shares	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,056.60	$5.10
	$1,000.00	$1,020.10	$5.01
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized net expense ratio of 0.99%, multiplied by the number of days in the fiscal period divided by the number of days in the fiscal year (to reflect the six month period).

5.   Approval of Investment Advisory Agreement

In connection with the regular Board meeting held on March 11, 2021, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement"). The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:

(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreements.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Advisor began managing the Fund (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares (although no portion of the investment advisory fee was targeted to pay distribution expenses).  The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; compliance program; and financial condition.  The Trustees also noted the addition of a new CCO.

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)
Performance.  The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar/Lipper peer group average). The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective, policies, and limitations.  The Trustees noted that the Fund outperformed both the peer group and category averages for the since inception period.

After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.
(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information (Unaudited)

As of September 30, 2021

(iii)
Fees and Expenses.  The Trustees noted that the management fee for the Fund was higher than the average of the peer group and category but was in line with other similar accounts managed by the Advisor.  The Trustees also noted that the expense ratio for the Fund was lower than the category average but higher than the peer group average.  The Trustees further discussed that the Advisor believed this was due primarily to the small size of the Fund relative to those comparison groups.  The Trustees considered the Advisor’s unique research and investment process in evaluating the reasonableness of its management fee.

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.
(iv)
Profitability.  The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months.  The Board noted that the Advisor did not realize a profit for the Fund for the prior twelve months of operations.  After discussion, the Trustees concluded that the Advisor’s level of profitability was not excessive.

(v)
Economies of Scale.  In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale.  The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows.  The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels but noted the Advisor’s willingness to consider breakpoints in the future as assets grow. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Advisory Agreement was in the best interest of the shareholders of the Fund.

6.     Liquidity Risk Management Program

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Fund has adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2019. The Program is intended to provide a framework for: (1) assessing and managing the Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of the Fund’s investments, (3) determining the Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with the Fund’s illiquid investment limit, and (5) reporting to the Fund’s Board of Trustees. The Board of Trustees designated the individuals serving as the Advisor’s liquidity program administrator to serve as the Trust’s program administrator (the “Trust Program Administrator”) to administer the Program. The Trust Program Administrator established a governance committee to assist the Trust Program Administrator in administering the Program.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information (Unaudited)

As of September 30, 2021

Under the Program, the Fund’s portfolio investments are classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from December 1, 2019 through November 30, 2020.  During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

Matisse Discounted Closed-End Fund Strategy
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Nottingham Shareholder Services 116 South Franklin Street Post Office Box 69 Rocky Mount, North Carolina 27802-0069	Deschutes Portfolio Strategy, LLC dba Matisse Capital 4949 Meadows Road Suite 200 Lake Oswego, Oregon 97035

Telephone: 800-773-3863 World Wide Web @: ncfunds.com	Telephone: 503-210-3001 World Wide Web @: matissecap.com

Semi-Annual Report 2021
For the fiscal period from April 1, 2021 through September 30, 2021
(Unaudited)

Matisse Discounted Bond
CEF Strategy

Institutional Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Matisse Discounted Bond CEF Strategy (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Matisse Discounted Bond CEF Strategy is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Matisse Discounted Bond CEF Strategy, including its principals, and Capital Investment Group, Inc.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Matisse Discounted Bond CEF Strategy (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at https://docs.nottinghamco.com/Matisse or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Matisse Discounted Bond CEF Strategy:

See Our Web sites @ matissecap.com
or
Call Our Shareholder Services Group at 800-773-3863.

(Unaudited)
Dear MDFIX Shareholder:

Enclosed please find the Semi-Annual Report for the Matisse Discounted Bond CEF Strategy (MDFIX; hereafter the “Fund”) for the period ending September 30th, 2021. The Fund launched on April 30th, 2020.

We are pleased with the Fund’s performance over the past 6 months, both absolutely and in relative terms. Here are the major factors that contributed to the Fund’s performance from 3/31/21 to 9/30/21:

1.
Most closed-end fund discounts narrowed, and most NAVs increased. For the 6-month period, the average Bond closed-end fund saw its discount narrow by 1.6%. We believe our trading and fund selection added further value, as discount movement/capture within the Fund contributed over 3.1% to our total return.

2.
Our exposure to lower-rated bonds helped returns during the period, as the High Yield benchmark (see nearby table) advanced 3.19%, outpacing investment-grade bonds, where, for example, the Barclays US Aggregate Bond Index gained only 1.88%. Note that, although we typically maintain a portfolio with more investment-grade bonds than non-investment-grade bonds (and did so throughout the period), we believe non-investment-grade bonds played, and may continue to play, an important role in our results.

3.
Breaking down our total return into the three main sectors of the Bond market, we had strong positive contributions from all three: Taxable US Bond closed-end funds contributed about 3 percentage points, Foreign Bonds contributed about 1 percentage point, and Muni Bonds contributed about 2 percentage points.

4.
The cash collected by the Fund from its underlying closed-end funds totaled about 2.2% during the 6-month period. This is an important, and steady, driver of alpha for the Fund, since we collect this cash effectively “at-NAV” from closed-end funds purchased at substantial discounts to NAV. We did so even in the absence of discount movement, therefore, this factor can potentially add alpha.

Average Annual Total Returns

Period ended September 30, 2021	Six Months	YTD	One Year	Annualized Since Inception 4/30/2020
MDFIX	+5.66%	+9.46%	+21.96%	+25.98%
Bloomberg Barclays US Aggregate Bond Index	+1.88%	-1.55%	-0.90%	+0.57%
Bloomberg Barclays VLI High Yield Index	+3.19%	+3.79%	+9.97%	+13.88%
FT Taxable Fixed Income CEF Index	+5.34%	+9.92%	+22.03%	+26.21%

Returns longer than one year are annualized. The performance information quoted represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance current to most recent month-end, please send a request to info@matissecap.com, or call Shareholder Services at 1-800-773-3863. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. There is no guarantee that the Fund will pay or continue to pay distributions.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus is 4.43% dated August 1, 2021. The Net Operating Expense after waivers and reimbursements for the Fund is 3.43%. The Total Annual Fund Operating Expense is required to include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies. The Advisor has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.99% of the average daily net assets of the Fund. This contractual arrangement is in effect through July 31, 2022, unless earlier terminated by the Board of Trustees of the Fund (the “Board” or the “Trustees”) at any time. “Acquired Fund Fees and Expenses” include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies, do not affect a Fund’s actual operating costs, and therefore are not included in the Fund’s financial statements, which provide a clearer picture of a Fund’s actual operating costs. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

Management Outlook
Fresh, dry powder. Great for skiing, great for duck hunting and, in our opinion, a good idea for closed-end fund (“CEF”) investing today. Over the past few months, we’ve slowly harvested some gains and allowed cash to build up in the Fund, preparing for future discount opportunities.  As of the period ended September 30, 2021, we are holding net 35% cash and equivalents (in a combination of fund-level cash and short-term AAA-rated ETFs).

Of course, we continue to maintain a highly diversified portfolio with 31 discounted CEF holdings as of September 30, 2021. We have broad sector diversification, with about 25% Muni, 20% Foreign, 20% US Taxable Bond, and 35% cash/short-term ETFs.  Due to the cash/short-term holdings, we believe our effective duration is lower than normal, at 3.85. Our portfolio continues (by our own calculation) to be investment-grade, with a weighted average rating of A+.

From a discount perspective, the closed-end funds that remain in our portfolio are fairly cheap, in our opinion.  On a weighted average basis, our CEFs trade at a 6.8% discount to their NAVs. However, the average closed-end fund in the Bond CEF universe is not very cheap.  Hence the dry powder.  The average Taxable Bond CEF currently trades at a small premium to NAV as compared to its average 4.4% discount since 2006. The average Muni Bond CEF is a little cheaper, but only trades at an average 0.5% discount compared to its average 3.6% discount since 2006. While this type of environment has not always led to immediate discount widening (read “buying opportunity”), right now we feel more inclined to defend our great recent returns, than to reach for extra returns behind the couch cushions.

A legitimate follow-up question from our investors, of course, is “why should we invest in MDFIX when you are not fully invested yourself?”

Part of our response is that our portfolio, as discussed above, is full of attractively discounted funds.  Even with a significant cash stake, if we are correct about the direction of discounts for our holdings, we feel the returns for the Fund could be pretty good.

A second part of the response is that our investors are paying in part for our expertise in the niche market of CEFs. When the next broad-based discount opportunity occurs in Bond CEFs, it may come and go very quickly.  Remaining invested in our Fund could help ensure that, if we take advantage of that opportunity profitably, our investors will as well.

Finally, exiting our Fund would mean finding something else to go into. Stocks, by and large, are very expensive on a PE1 basis. Bonds yield very little. MDFIX continues to pay a generous cash distribution (though there is no guarantee it will continue at the same level), which could help support our returns going forward.

Another key question: is the Bond CEF market poised to plummet imminently?  In our opinion, no, not if history is a guide.  Historically speaking, discount tops in the Bond closed-end fund market have typically manifested as long periods of meandering, narrower-than-average discounts followed by a sharp discount blowout, which has tended to coincide with downside volatility across several other risk markets.  Discount bottoms, on the other hand, have tended to be sharp and short-lived, and have typically been marked by major socio-economic events (the tech wreck of the early 2000s, the mortgage crisis of 2008, and the more recent COVID-19 crisis).

For example, consider that after recovering from late 2008 levels, the CEF universe averaged a 0.1% discount from 1/31/2010 to 6/30/2013! That is a three-and-a-half-year period where average discounts maintained a level narrower than they are currently.  So, someone who sells completely out of a discount-focused Bond CEF strategy, like MDFIX, may have to wait a very long time before they feel it is clear they should get back in. And then, of course, they’d need to also have the discipline to re-enter the strategy when short-term performance is poor (and they might have to execute that re-entry quickly).  All in all, our management team is going to retain our large personal investments in our funds, and we hope our investors do the same.

We have previously noted (and continue to believe) that one important advantage for Bond closed-end funds, in general (as we consider the overall outlook for the Fund) is today’s low interest rates. Back in 2008, the 10-year US treasury yield never fell below 2.00%. As of quarter-end, the 10-year US treasury yield was 1.49%. In our view, the structural advantages of Bond closed-end funds (easy and cheap borrowing paired with high and largely sustainable cash distributions) will eventually be found by an increasing number of investors who ignore closed-end funds now. Investors have a desire for yield and closed-end funds may eventually become a mainstream and common option to satisfy investor’s income needs. If this trend is realized, then discounts could ultimately narrow for secular reasons for years to come. In our opinion, it makes closed-end fund investing that much more exciting.

We will continue to focus primarily on diligently capturing inefficiencies created by other participants in the niche, retail-dominated Bond closed-end fund space. As always, we will make our primary decisions based on the attractiveness of the discounts we see, maintaining a balanced allocation across Bond market sectors and overweighting the best opportunities available. With that in mind, here are some of the factors we are keeping an eye on to drive our exposures at the margins:

•
Offsetting the positives of still-strong economic growth and still-low interest rates, the reality of Democratic control of both the legislative and executive branches should lead to higher taxes for the wealthy, resumed regulation, tighter quarantines, anti-monopoly actions against Big Tech, and, possibly, rising interest rates. This tug-of-war should play out throughout 2021 and 2022. For example, from early August to late September the 10-year Treasury rate rose sharply from under 1.2% to over 1.5%. The stock and bond markets took it in stride, in part because the Fed continues to grow its balance sheet, and in recognition of the fact that 1.5% is still below the 2.0% average rate on the 10-year over the past 5 years.

1 Price to Earnings Ratio (PE) shows what the market is willing to pay today for a stock based on its past or future earnings.

•
Muni Bond closed-end funds could benefit as high net worth investors digest President Biden’s proposal to raise the cap gains rate and eliminate the step-up provision.  At the same time, Muni Bond closed-end funds carry more duration than other Bond closed-end funds, and therefore more risk in case the economic recovery is “too strong” or inflation spikes, putting more upward pressure on rates.

•
Most foreign bonds trade at more attractive yields than US bonds with equivalent risk, and we are, therefore, not surprised that some of the most attractively discounted Bond closed-end funds are in the unloved Foreign and EM space. Given our view that the US dollar is more likely to weaken than strengthen over the next few years (given purchasing power parity and other factors), we expect Foreign/EM Bond closed-end funds to continue to feature prominently in our portfolio.

•
Short-term interest rates remain near record lows, and although the Fed has been discussing tapering its “extraordinary measures” bond purchases and possibly raising rates in 2022, it has already shown that it will “allow” inflation to run even above 5% as long as it thinks that inflation is “transitory”. In our view, even if the Fed moves short-term rates meaningfully higher---causing a Bond and/or Bond CEF dislocation---we believe the situation is likely to be temporary and will gladly take advantage of the buying opportunities as they present themselves in this scenario..

We appreciate your interest in, and investment in, the Fund. We’ll continue to keep you updated on the important developments we see in the misunderstood, retail-dominated world of closed-end funds. Check out https://www.matissecap.com/funds for updates, and feel free to contact us at 503-210-3005 to discuss the Matisse Discounted Bond CEF Strategy (MDFIX) and our investment approach.

Sign Up for Matisse Funds Emails
Earlier this year, we improved the way we distribute our email communications about Matisse Funds. To receive future communications on our funds (including performance updates and market commentary) make sure to sign up for our email list https://www.matissecap.com/funds/sign-up.

Sincerely,

Eric Boughton, CFA	Bryn Torkelson
Portfolio Manager & Chief Analyst	President & CIO
Matisse Capital	Matisse Capital

(RCMAT1121012))

Matisse Discounted Bond CEF Strategy

Schedule of Investments
(Unaudited)

As of September 30, 2021
		Shares	Value (Note 1)

CLOSED-END FUNDS - 64.66%
	Aberdeen Asia-Pacific Income Fund, Inc.	264,000	$1,095,600
	Angel Oak Dynamic Financial Strategies Income Term Trust	47,000	961,423
	Angel Oak Financial Strategies Income Term Trust	33,057	562,630
	Apollo Senior Floating Rate Fund, Inc.	37,893	598,709
	Apollo Tactical Income Fund, Inc.	50,826	804,067
	Barings Global Short Duration High Yield Fund	18,888	322,985
	BlackRock California Municipal Income Trust	47,915	706,746
	Blackstone Long-Short Credit Income Fund	34,700	526,399
	Blackstone Strategic Credit Fund	39,000	540,150
(a)	BrandywineGLOBAL Global Income Opportunities Fund, Inc.	68,000	851,360
	Credit Suisse High Yield Bond Fund	42,500	104,975
	Delaware Investments Minnesota Municipal Income Fund II, Inc.	70,000	992,600
	Delaware Investments National Municipal Income Fund	4,459	62,853
	Delaware Ivy High Income Opportunities Fund	41,193	563,108
	DTF Tax-Free Income, Inc.	48,000	693,600
	Eaton Vance California Municipal Income Trust	57,800	787,236
	Invesco Pennsylvania Value Municipal Income Trust	55,615	737,455
	Invesco Trust for Investment Grade New York Municipals	14,300	193,050
(a)	Morgan Stanley Emerging Markets Debt Fund, Inc.	87,000	792,570
(a)	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	120,000	702,000
(a)	Neuberger Berman California Municipal Fund, Inc.	63,000	902,160
	Neuberger Berman New York Municipal Fund, Inc.	62,471	820,557
	Nuveen Global High Income Fund	38,103	611,934
(a)	Nuveen New Jersey Quality Municipal Income Fund	54,000	833,220
	Nuveen Ohio Quality Municipal Income Fund	20,608	326,637
	Nuveen Short Duration Credit Opportunities Fund	58,000	875,800
(a)	PGIM Global High Yield Fund, Inc.	52,000	800,800
	RiverNorth Specialty Finance Corp.	20,592	395,366
	Vertical Capital Income Fund	99,000	1,038,510
	Western Asset Inflation-Linked Opportunities & Income Fund	38,300	509,007
	Western Asset Intermediate Muni Fund, Inc.	4,147	40,433

	Total Closed-End Funds (Cost $17,769,170)		19,753,940

EXCHANGE-TRADED PRODUCTS - 28.99%
Government Agencies - 2.89%
	Franklin Liberty Short Duration US Government ETF	4,700	445,208
	iShares Agency Bond ETF	3,700	438,376
			883,584
Mortgage-Backed Security - 1.46%
	SPDR Portfolio Mortgage Backed Bond ETF	17,300	444,956
			444,956

			(Continued)

Matisse Discounted Bond CEF Strategy

Schedule of Investments - Continued
(Unaudited)

As of September 30, 2021
			Shares	Value (Note 1)

EXCHANGE-TRADED PRODUCTS - Continued
U.S. Treasury Securities - 24.64%
* Goldman Sachs Access Treasury 0-1 Year ETF			4,400	$440,352
Invesco Exchange-Traded Fund Trust II			16,600	440,149
Invesco Treasury Collateral ETF			4,200	443,772
iShares 0-3 Month Treasury Bond ETF			4,400	440,110
iShares 0-5 Year TIPS Bond ETF			4,200	443,646
iShares 1-3 Year Treasury Bond ETF			5,100	439,365
iShares iBonds Dec 2021 Term Treasury ETF			17,600	446,160
iShares iBonds Dec 2022 Term Treasury ETF			17,500	445,025
iShares iBonds Dec 2023 Term Treasury ETF			17,400	446,049
iShares iBonds Dec 2024 Term Treasury ETF			17,300	444,524
iShares iBonds Dec 2025 Term Treasury ETF			17,300	443,659
iShares Short Treasury Bond ETF			4,000	441,880
iShares Treasury Floating Rate Bond ETF			8,800	442,376
SPDR Bloomberg 1-3 Month T-Bill ETF			4,800	439,008
SPDR Portfolio Short Term Treasury ETF			14,500	444,135
Vanguard Short-Term Inflation-Protected Securities ETF			8,500	446,930
Vanguard Short-Term Treasury ETF			7,200	442,152
				7,529,292

Total Exchange-Traded Products (Cost $8,872,420)				8,857,832

RIGHTS - 0.02%
Angel Oak Financial Strategies	Price	Expiration Date
Income Term Trust	$16.06	10/14/2021	33,057	7,107

Total Rights (Cost 11,031)				7,107

SHORT-TERM INVESTMENT - 3.73%
§	Fidelity Institutional Money Market Funds - Government Portfolio, 0.01%		1,140,606	1,140,606

Total Short-Term Investment (Cost $1,140,606)				1,140,606

Investments, at Value (Cost $27,793,227) - 97.40%				$29,759,485

Other Assets Less Liabilities - 2.60%				792,820

Net Assets - 100.00%				$30,552,305

(a)	Securities pledged as collateral for margin/borrowings.
§ Represents 7 day effective SEC yield.

				(Continued)

Matisse Discounted Bond CEF Strategy

Schedule of Investments - Continued
(Unaudited)

As of September 30, 2021

Summary of Investments
by Sector	% of Net
	Assets	Value
Closed-End Funds	64.66%	$19,753,940
Exchange-Traded Products:
Government Agencies	2.89%	883,584
Mortgage-Backed Security	1.46%	444,956
U.S. Treasury Securities	24.64%	7,529,292
Rights	0.02%	7,107
Short-Term Investment	3.73%	1,140,606
Other Assets Less Liabilities	2.60%	792,820
Total Net Assets	100.00%	$30,552,305

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Statement of Assets and Liabilities
(Unaudited)

As of September 30, 2021

Assets:
Investments, at value (cost $27,793,227)	$29,759,485
Cash	12,024
Receivables:
Investments sold	760,186
Fund shares sold	406
Dividends and interest	49,678
Prepaid Expenses:
Registration and filing expenses	5,892
Insurance fees	1,310

Total assets	30,588,981

Liabilities:
Accrued expenses:
Professional fees	16,700
Advisory fees	6,647
Shareholder fulfillment expenses	4,815
Custody fees	3,923
Transfer agent fees	2,034
Administration fees	1,211
Security pricing fees	639
Compliance fees	298
Miscellaneous expenses	201
Fund accounting fees	174
Trustee fees and meeting expenses	34

Total liabilities	36,676

Net Assets	$30,552,305

Net Assets Consist of:
Paid in Interest	$27,299,464
Distributable Earnings	3,252,841

Net Assets	$30,552,305

Institutional Class shares outstanding, no par value (unlimited authorized shares)	2,387,671
Net Assets	$30,552,305
Net Asset Value, Maximum Offering Price, and Redemption Price Per Share	$12.80

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Statement of Operations
(Unaudited)

For the fiscal period ended September 30, 2021

Investment Income:
Dividends	$640,739

Total Investment Income	640,739

Expenses:
Advisory fees (note 2)	100,299
Registration and filing expenses	20,982
Administration fees (note 2)	17,172
Professional fees	16,470
Fund accounting fees (note 2)	16,408
Transfer agent fees (note 2)	10,687
Shareholder fulfillment expenses	6,954
Custody fees (note 2)	5,628
Trustee fees and meeting expenses (note 3)	4,392
Security pricing fees	2,587
Compliance fees (note 2)	2,196
Insurance fees	1,685
Miscellaneous expenses (note 2)	915
Interest expense (Note 8)	877

Total Expenses	207,252

Advisor fees waived (note 2)	(64,242)

Net Expenses	143,010

Net Investment Income	497,729

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain from investments	1,060,158

Net change in unrealized depreciation on investments	(127,108)

Net Realized and Unrealized Gain on Investments	933,050

Net Increase in Net Assets Resulting from Operations	$1,430,779

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Statements of Changes in Net Assets
		September 30,		March 31,
For the fiscal periods ended		2021 (a)		2021 (b)

Operations:
Net investment income		$ 497,729		$ 656,307
Net realized gain from investment transactions		1,060,158		634,706
Capital gain distributions from underlying funds		-		10,382
Net change in unrealized appreciation (depreciation)
on investments		(127,108)		2,245,644

Net Increase in Net Assets Resulting from Operations		1,430,779		3,547,039

Distributions to Shareholders:
Institutional Class Shares		(776,188)		(948,789)

Decrease in Net Assets Resulting from Distributions		(776,188)		(948,789)

Beneficial Interest Transactions:
Shares sold		6,359,808		23,024,843
Reinvested dividends and distributions		764,228		944,970
Shares repurchased		(1,868,605)		(1,925,780)

Increase from Beneficial Interest Transactions		5,255,431		22,044,033

Net Increase in Net Assets		5,910,022		24,642,283

Net Assets:
Beginning of Period		24,642,283		-
End of Period		$ 30,552,305		$ 24,642,283

Share Information:	September 30, 2021 (a)		March 31, 2021 (b)
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	492,202	$ 6,359,808	2,063,413	$ 23,024,843
Reinvested dividends and distributions	59,344	764,228	80,114	944,970
Shares repurchased	(146,144)	(1,868,605)	(161,258)	(1,925,780)
Net Increase in Shares of
Beneficial Interest	405,402	5,255,431	1,982,269	22,044,033

(a) Unaudited.
(b)	For the initial period from April 30, 2020 (Date of Initial Public Investment) through March 31, 2021.

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Financial Highlights
	Institutional Class Shares
For a share outstanding during	September 30,		March 31,
each of the periods ended	2021	(g)	2021	(h)

Net Asset Value, Beginning of Period	$ 12.43		$ 10.00

Income from Investment Operations
Net investment income (e)	0.22		0.51
Net realized and unrealized gain
on investments	0.48		2.56

Total from Investment Operations	0.70		3.07

Less Distributions:
Dividends (from net investment income)	(0.33)		(0.64)

Total Distributions	(0.33)		(0.64)

Net Asset Value, End of Period	$ 12.80		$ 12.43

Total Return	5.66%	(c)	31.34%	(c)

Net Assets, End of Period (in thousands)	$ 30,552		$ 24,642

Ratios of:
Interest Expense to Average Net Assets	0.00%	(b)(f)	0.01%	(b)
Gross Expenses to Average Net Assets (a)	1.89%	(b)(d)	2.00%	(b)(d)
Net Expenses to Average Net Assets (a)	0.99%	(b)(d)	1.00%	(b)(d)
Net Investment Income to Average
Net Assets (a)	3.47%	(a)(b)	4.71%	(a)(b)

Portfolio turnover rate	35.21%	(c)	37.27%	(c)

(a)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.
(b) Annualized.
(c) Not annualized.
(d) Includes interest expense.
(e) Calculated using the average shares method.
(f) Less than 0.01% of average net assets.
(g) Unaudited.
(h)	For the initial period from April 30, 2020 (Date of Initial Public Investment) through March 31, 2021.

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

1.  Organization and Significant Accounting Policies

The Matisse Discounted Bond CEF Strategy (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund’s investment advisor, Deschutes Portfolio Strategy, LLC, dba Matisse Capital, (the “Advisor”), seeks to achieve the Fund’s investment objective of total return with an emphasis on providing current income by principally investing in unaffiliated closed-end funds that are registered under the Investment Company Act of 1940.  The Fund will invest, under normal circumstances, at least 80% of its net assets, plus any borrowing for investment purposes, in discounted closed-end funds that primarily invest in bonds.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the most recent bid and ask prices. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Investments in open-end investment companies are valued at their respective net asset values as reported by such investment companies.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.  The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares.  There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2021 for the Fund’s investments measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Closed-End Funds	$19,753,940	$19,753,940	$-	$-
Exchange-Traded Products	8,857,832	8,857,832	-	-
Rights	7,107	7,107	-	-
Short-Term Investment	1,140,606	1,140,606	-	-
Total Assets	$29,759,485	$29,759,485	$-	$-

(a)	The Fund had no Level 3 securities as of the fiscal period ended September 30, 2021.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Distributions
The Fund may declare and distribute dividends from net investment income, if any, quarterly.  Distributions from capital gains, if any, are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.

Risk Considerations

Closed-End Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. First, the shares of closed-end funds frequently trade at a premium or discount relative to their NAV. When the Fund purchases shares of a closed-end fund at a discount to its NAV, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will a realize gain or loss on the investment. Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price. If a closed-end fund uses leverage, increases and decreases in the value of its share price will be magnified. The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return. Third, many closed-end funds have a policy of distributing a fixed percentage of net assets regardless of the fund's actual interest income and capital gains. Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund's NAV and its earnings capacity. Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds. Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices.

(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

Fund of Funds Risk. The Fund is a "fund of funds." The term "fund of funds" is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds. Investments in other funds subject the Fund to additional operating and management fees and expenses. For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund's direct fees and expenses. The Fund's performance depends in part upon the performance of the funds' investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.

Fixed Income Securities Risk. When the Portfolio Funds invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income 6 securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

COVID-19 and Other Infectious Illnesses Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in 7 December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious illness outbreaks that may arise in the future, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 or other infectious illnesses will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 or other infectious illnesses and the actions taken to contain COVID-19 or other infectious illnesses. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak, or any other infectious illness outbreak that may arise in the future, and its impact on the global economy cannot be determined with certainty.

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Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Equity Securities Risk. Fluctuations in the value of equity securities held by the Portfolio Funds will cause the NAV of the Fund to fluctuate. Equity securities may decline in price if the issuer fails to make anticipated dividend payments. Common stock is subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In 7 addition, equity securities have experienced significantly more volatility in returns than other asset classes.

Foreign Securities Risk. The Fund may invest in foreign securities. Foreign securities involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than investments in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

-
ADR Risk. ADRs may be subject to some of the same risks as direct investments in foreign companies, which includes international trade, currency, political, regulator, and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Quantitative Model Risk. Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Leverage Risk. The Fund may leverage or borrow money from banks to buy securities and pledge its assets in connection with the borrowing. Use of leverage tends to magnify increases and decreases in the Fund’s returns and leads to a more volatile share price. The Fund will also incur borrowing costs in connection with its use of leverage. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Leveraging by both the Fund and the underlying closed-end funds, which often employ leverage, will expose the Fund to a relatively high level of leverage risk. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Loans Risk. Investments in loans may subject the Fund to heightened credit risks because loans may be highly leveraged and susceptible to the risks of interest deferral, default, and/or bankruptcy.

Management Style Risk. Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions. The returns from the types of investments purchased by the Fund (e.g., closed-end funds which pay regular periodic cash distributions) may at times be better or worse than the returns from other types of funds. Each type of investment tends to go through cycles of performing better or worse than the market in general. The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.

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Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

Money Market Mutual Fund Risk. The Fund may invest in money market mutual funds in order to manage its cash component. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

Portfolio Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

2.  Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.70% of the Fund’s average daily net assets.  For the fiscal period ended September 30, 2021, $100,299 in advisory fees were incurred, $64,242 of which were waived by the Advisor.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.99% of the average daily net assets of the Fund.  The current term of the Expense Limitation Agreement remains in effect until July 31, 2022.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter. The Advisor cannot recoup from the Fund any expenses paid by the Advisor under the Expense Limitation Agreement.

Administrator
The Fund pays a monthly fee to the Fund’s administrator, The Nottingham Company (“the Administrator”), based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month. For the fiscal period ended September 30, 2021, the Administrator received $915 in miscellaneous expenses.

(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

A breakdown of these fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees	Fund Accounting Fees (asset-based fee)		Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate	(Average monthly)	Net Assets	Annual Rate	Per state
First $100 million	0.100%	First $200 million	0.020%	$2,250	First $50 million	0.02%	$150
Next $100 million	0.090%	Over $200 million	0.009%	$500/ additional class	Next $50 million	0.015%
Next $100 million	0.080%				Over $100 million	0.01%
Next $100 million	0.070%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $100 million	0.060%
Over $500 million	0.050%
Over $750 million	0.040%
Over $1 billion	0.030%

The Fund incurred $17,172 in administration fees, $5,628 in custody fees, and $16,408 in fund accounting fees for the fiscal period ended September 30, 2021.

Compliance Services
The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer. The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Fund pursuant to the Distributor’s fee arrangements with the Fund.

3.   Trustees and Officers

The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.

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Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

Certain officers of the Trust may also be officers of the Administrator.

4.  Purchases and Sales of Investment Securities

For the fiscal period ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$10,170,796	$8,248,506

5.  Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions during the periods ended March 31, 2021 and September 30, 2021 and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal period ended September 30, 2021, the Fund did not incur any interest or penalties.

Distributions during the period ended were characterized for tax purposes as follows:

	September 30, 2021	March 31, 2021
Ordinary Income	$776,188	$ 830,568
Tax Exempt Income	-	118,221
Total Income Distribution	$776,188	$ 948,789

At September 30, 2021, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$ 27,793,227

Unrealized Appreciation	1,985,664
Unrealized Depreciation	(19,406)
Net Unrealized Appreciation	$ 1,966,258

6.  Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2021, Pershing LLC held 77.00% of the Fund.  The Fund has no knowledge as to whether all or any portion of the shares of record owned by Pershing LLC are also owned beneficially.

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Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2021

7.  Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

8.   Borrowings

The Funds established a borrowing agreement with Interactive Brokers, LLC for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.  Interest expense in the Fund relates to the negative daily cash balance held at Interactive Brokers, LLC. The Fund had negative daily cash balances at Interactive Brokers, LLC during a portion of the fiscal period ended September 30, 2021.  The interest expense that accrued is reflected on the Statement of Operations for the Fund and is deemed immaterial based on the average net assets of the Fund.

9.  Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

Matisse Discounted Bond CEF Strategy

Additional Information (Unaudited)

As of September 30, 2021

1.	Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal period.  The following information is provided for the Fund’s fiscal period ended September 30, 2021.

During the fiscal period, the Fund paid $776,188 in income distributions but no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period from April 1, 2021 through September 30, 2021.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Matisse Discounted Bond CEF Strategy

Additional Information (Unaudited)

As of September 30, 2021

Institutional Class Shares	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,056.60	$5.10
	$1,000.00	$1,020.10	$5.01
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized net expense ratio of 0.99%, multiplied by the number of days in the fiscal period divided by the number of days in the fiscal year (to reflect the six month period).

5.   Approval of Investment Advisory Agreement

In connection with the regular Board meeting held on March 11, 2021, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement"). The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:

(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreements.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Advisor began managing the Fund (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares (although no portion of the investment advisory fee was targeted to pay distribution expenses).  The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; compliance program; and financial condition.  The Trustees also noted the addition of a new CCO.

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)
Performance.  The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar/Lipper peer group average). The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective, policies, and limitations.  The Trustees noted that the Fund outperformed both the peer group and category averages for the since inception period.

After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(Continued)

Matisse Discounted Bond CEF Strategy

Additional Information (Unaudited)

As of September 30, 2021

(iii)
Fees and Expenses.  The Trustees noted that the management fee for the Fund was higher than the average of the peer group and category but was in line with other similar accounts managed by the Advisor.  The Trustees also noted that the expense ratio for the Fund was lower than the category average but higher than the peer group average.  The Trustees further discussed that the Advisor believed this was due primarily to the small size of the Fund relative to those comparison groups.  The Trustees considered the Advisor’s unique research and investment process in evaluating the reasonableness of its management fee.

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.
(iv)
Profitability.  The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months.  The Board noted that the Advisor did not realize a profit for the Fund for the prior twelve months of operations.  After discussion, the Trustees concluded that the Advisor’s level of profitability was not excessive.

(v)
Economies of Scale.  In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale.  The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows.  The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels but noted the Advisor’s willingness to consider breakpoints in the future as assets grow. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Advisory Agreement was in the best interest of the shareholders of the Fund.
6.     Liquidity Risk Management Program

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Fund has adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2019. The Program is intended to provide a framework for: (1) assessing and managing the Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of the Fund’s investments, (3) determining the Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with the Fund’s illiquid investment limit, and (5) reporting to the Fund’s Board of Trustees. The Board of Trustees designated the individuals serving as the Advisor’s liquidity program administrator to serve as the Trust’s program administrator (the “Trust Program Administrator”) to administer the Program. The Trust Program Administrator established a governance committee to assist the Trust Program Administrator in administering the Program.

Under the Program, the Fund’s portfolio investments are classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

(Continued)

Matisse Discounted Bond CEF Strategy

Additional Information (Unaudited)

As of September 30, 2021

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from December 1, 2019 through November 30, 2020.  During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

Matisse Discounted Bond CEF Strategy
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Nottingham Shareholder Services 116 South Franklin Street Post Office Box 69 Rocky Mount, North Carolina 27802-0069	Deschutes Portfolio Strategy, LLC dba Matisse Capital 4949 Meadows Road Suite 200 Lake Oswego, Oregon 97035

Telephone: 800-773-3863 World Wide Web @: ncfunds.com	Telephone: 503-210-3001 World Wide Web @: matissecap.com

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13.	EXHIBITS.
(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
By:	Katherine M. Honey President and Principal Executive Officer

Date:	December 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
By:	Katherine M. Honey President and Principal Executive Officer

Date:	December 8, 2021

/s/ Ashley H. Lanham
By:	Ashley H. Lanham Treasurer, Principal Financial Officer, and Principal Accounting Officer

Date:	December 8, 2021